                                                       -------------------------
                                                       The Lincoln National Life
[LOGO FOR AMERICAN LEGACY III]   Variable Annuity Application  Insurance Company
                                                       -------------------------
================================================================================
Instructions: Please type or print. Any alterations to this application MUST BE INITIALED BY THE CONTRACT OWNER.
================================================================================
1a Contract Owner
   (if no Annuitant is specified in section 2a, the Contract Owner, or Joint Contract Owner if younger, will be the Annuitant)
   Note: Maximum age of Contract Owner is 85 (80 in Pennsylvania).

                                        Social Security number/TIN
--------------------------------------- --- -- ----                 [ ] Male
Full legal name                                                     [ ] Female
                                                                    [ ] Trustee
---------------------------------------
Street address

---------------------------------------      Date of birth  --    --    --
City               State            Zip                    Month  Day  Year

--------------------------------------------------------------------------------
1b Joint Contract Owner
   (Joint Contract Owner may be a spouse)

   Note: Maximum age of Joint Contract Owner is 85 (80 in Pennsylvania).

                                        Social Security number/TIN
--------------------------------------- --- -- ----                  [ ] Male
Full legal name                                                      [ ] Female

---------------------------------------
Street address

---------------------------------------      Date of birth  --    --    --
City               State            Zip                    Month  Day  Year

================================================================================
2a Annuitant
   (complete only if different from Contract Owner)

   Note: Maximum age of Annuitant is 85 (80 in Pennsylvania).

                                        Social Security number/TIN
--------------------------------------- --- -- ----                  [ ] Male
Full legal name                                                      [ ] Female

---------------------------------------
Street address

---------------------------------------      Date of birth  --    --    --
City               State            Zip                    Month  Day  Year

--------------------------------------------------------------------------------

2b Contingent Annuitant
   Note: Maximum age of Contingent Annuitant is 85 (80 in Pennsylvania).


--------------------------------------------------------------------------------
Full legal name                 Relationship to Contract Owner

================================================================================
3 Beneficiary(ies) of Contract Owner (list additional beneficiaries on separate sheet)

------------------------------   -------------------------------- ---------  ---
Primary:     Full legal name     Relationship to Contract Owner   SSN/TIN     %

------------------------------   -------------------------------- ---------  ---
Contingent:  Full legal name     Relationship to Contract Owner   SSN/TIN     %

------------------------------   Date of Trust  --    --    --
Trusts only: Executor/Trustee                  Month  Day  Year


================================================================================
4  Type of Contract  Nonqualified: [ ] Initial Contribution OR [ ] 1035 Exchange

   Tax-Qualified (must complete plan type): [ ] Initial Contribution, Tax year

19__ OR [ ] Transfer [ ] Rollover

   Plan Type (check one): [ ] IRA [ ] 401(k)" [ ] 401(a)"___________
                                                          (specify)

                                                          "Indicate plan
[ ] Other" ____________ [ ] 457 [ ] 403(b) (transfers only) year-end: _____/___
             (specify)                                                Month Day

================================================================================

5a Allocation                     Please allocate my contribution of

                                     $______________________________ as follows:

   Initial minimums:
   Nonqualified/403(b) - $1,500.00   ________________ % Global Growth Fund
   Qualified - $300.00               ________________ % Growth Fund
                                     ________________ % International Fund
   The current allocation will       ________________ % Growth-Income Fund
   apply to future contributions     ________________ % Asset Allocation Fund
   unless otherwise specified.       ________________ % High-Yield Bond Fund
   If no allocations are specified,  ________________ % Bond Fund
   the entire amount will be         ________________ % U.S. Govt./AAA-Rated
   allocated to the Cash Management                      Securities Fund
   Fund pending Instructions from    ________________ % Cash Management Fund
   the Contract Owner.               ________________ % Fixed Account

   Use whole percentages             ================ % Total (must = 100%)

--------------------------------------------------------------------------------

5b Dollar Cost Averaging

              ------------------------------------------------------
              Total amount to DCA:  $___________________________
                     OR                    (min $10,000)
              MONTHLY amount to DCA:$___________________________
              ------------------------------------------------------
              OVER THE FOLLOWING PERIOD:
              ____________MONTHS(0-00)
              NOTE: Period can be 6-60 months with a minimum of
                    $10,000 in the holding account.
              ------------------------------------------------------
              INTO THE FUND(S) AT THE RIGHT
              ------------------------------------------------------
              FROM THE FOLLOWING HOLDING ACCOUNT (check one):
               [ ] DCA Fixed Account*
               [ ] Cash Management Fund*
               [ ] U.S. Govt./AAA-Rated Securities Fund*
              ------------------------------------------------------


              Use whole percentages:

              ________________ % Global Growth Fund
              ________________ % Growth Fund
              ________________ % International Fund
              ________________ % Growth-Income Fund
              ________________ % Asset Allocation Fund
              ________________ % High-Yield Bond Fund
              ________________ % Bond Fund
              ________________ % U.S. Govt./AAA-Rated
                                  Securities Fund*
              ________________ % Cash Management Fund*
              ________________ % Fixed Account*

              ================ % Total (must = 100%)

*The DCA holding account and the DCA fund elected cannot be the same.
-------------------------------------------------------------------------------
5c Cross-Reinvestment To initiate the cross-reinvestment program, complete the appropriate form (available from your broker or financial planner).
===============================================================================
6  Automatic Bank Draft
   To:                                                    ATTACH VOIDED CHECK
      -------------------------  -------------------------
      Bank name                  ABA number

      -------------------------- ------------------ -------------- ------------
      Bank street address        City               State          ZIP

   Automatic bank draft start date: [     ] [         ] [    ]
                                     Month   Day(1-28)   Year

                                                          $
      ---------------------------------------------------  ---------------------
      Checking account number                              Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debts processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2948, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/We agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

                                                       Date [     ] [   ] [    ]
                                                             Month   Day   Year
----------------------------- -------------------------
Signature(s) EXACTLY as shown on bank records

                                                      Litho in USA CGD/CXC/3370
Form 28817 0497------------------------- -------------(R)1997 American Funds
Print full legal name(s)                              Distributors, Inc.
                                                      Lit. No. LEGIIIAP-001-0497

================================================================================
7    Automatic Withdrawal  A $10,000 minimum account balance is required. Note:
     Withdrawals may not exceed 10% per year of total contract value.

     ___ Please provide me with automatic withdrawals based on 10% of total contract value
                                      OR

     ___ Please provide me with automatic withdrawals of $__________

     The withdrawal(s) should be made (check one): [_] Monthly  [_] Quarterly
     [_] Semiannually  [_] Annually. Begin withdrawals in [___] [__]
                                                          Month Year

     ELECT ONE: [_] Do withhold taxes [_] Do not withhold taxes Note: If no selection is made, taxes will be withheld.

     ELECT ONE: [_] Send check to address of record OR [_] Send check to the following alternate address: ______________________________________________

                                  ______________________________________________

     For direct deposit into your bank account, an electronic fund transfer form must be completed and submitted with a voided check _______________________
================================================================================
8 Telephone Transfer [_] YES. I/we hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or to change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.
================================================================================
9 Replacement Will the proposed contract replace any existing annuity or insurance contract?

     ELECT ONE: [_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

     Company name _________________________________ Plan name __________________

     Year issued ______ (Attach a replacement form if required by your state.)
================================================================================
10   Signatures
     All statements made in this application (including on the reverse side) are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown on the front and back. I/We further agree that this application is part of the annuity contract. I/We acknowledge receipt of current prospectuses for American Legacy III and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application. Any person who knowingly and with intent to defraud any insurance company or other person, files or submits an application for insurance or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     _____________________________  __________________  ________________________
     Signed at (city)               State               County

     ___________________________________________________________________________
     Signature of Contract Owner/Joint Contract Owner (if applicable)

     Date [____]  [__]  [__]
          Month   Day   Year

     _____________________________  __________________  ________________________
     Signed at (city)               State               County

     ___________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian)

     Date [____]  [__]  [__]
          Month   Day   Year
================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL PLANNER. Please type or print.
================================================================================
11 Insurance in Force Does this contract replace or change any other life insurance or annuity in this or any other company?

     ELECT ONE: [_] No [_] Yes If yes, complete the 1035 Exchange or Qualified Retirement Account Transfer form.

     Company name _______________________ Year issued __________________________

     Amount _____________________________ Accidental death amount ______________
================================================================================
12   Additional Remarks ________________________________________________________

     ___________________________________________________________________________
================================================================================
13 Dealer Information Note: Licensing appointment with Lincoln Life is required for this application to be processed.

     ___________________________________________________________________________
     Registered representative's name (print as it appears on NASD licensing.)

     [___] [___]-[____]
     Registered representative's telephone number

     ___________________________________________________________________________
     Client account number at dealer

     [___]-[___]-[____]
     Social Security number

     ___________________________________________________________________________
     Dealer's name

     ___________________________________________________________________________
     Branch address                        [_] Check if broker change of address

     ___________________________________________________________________________
     City                                  State                        ZIP
================================================================================
14   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.

     Signature _________________________________________________________________
================================================================================
Send completed application--with a check made payable to Lincoln Life--to your investment dealer's home office or to:

                                           By Express Mail:
American    Lincoln Life                   Lincoln Life
Legacy      P.O. Box 2348                  Attention: American Legacy Operations
III         Fort Wayne, IN 46801-2348      1300 South Clinton Street
                                           Fort Wayne, IN 46802

[LOGO American Legacy III]
       Request for Qualified Retirement Account Transfer/Direct Rollover
================================================================================
Instructions: A. Please type or print.
              B. Owner's/Trustee's Signature is required on this form.
              C. The following items must be mailed to Lincoln Life to process a transfer of funds:
                  1. This form, "Request for Qualified Retirement Account
                     Transfer/Direct Rollover"
                  2. Old policy/contract, if applicable (if lost, please
                     indicate in section 2 below)
                  3. State replacement form (if required by the state)
                  4. American Legacy Variable Annuity Application if funds are for an initial purchase payment
================================================================================
1  Current Plan Information

_______________________________________________ [_][_][_] [_][_][_]-[_][_][_][_]
Current financial institution                   Telephone number

___________________________________ ____________________________________________
Address                             City                  State        ZIP

___________________________________
Policy/account owner name

_______________________________________________
Owner's Social Security number or Tax ID Number

____________________________________________
Name of participant/annuitant (if different)

____________________________________________
Policy/account number

Transfer/rollover FROM type of plan: [_]401(k) [_]401(a) Type___________________

Transfer/rollover TO type of plan:   [_]401(k) [_]401(a) Type___________________

[_] SEP-IRA [_] IRA [_] 403(b) [_] Other (specify)______________________________

[_] SEP-IRA [_] IRA [_] 403(b) [_] Other (specify)______________________________

================================================================================
2 Qualified Transfer/Direct Rollover Instructions

  Transfer the proceeds:   [_] Immediately   [_] When indicated (date must be
                                                 within 30 days):
                                                 [_][_] [_][_] [_][_]
                                                 Month   Day   Year

Check one for each of the following three sections:

1. The amount requested and directed for payment represents a: [_] Full transfer or [_] Partial transfer of $______________________________

2. [_] Apply proceeds to a new contract [_] Apply proceeds to existing contract number _____________________________

Note: Age 70 1/2 restrictions apply to a retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

IF APPLICABLE:
3. [_] I have enclosed this annuity contract

   [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

================================================================================
3 Signatures

  I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

  Please do not withhold any amount for taxes from the proceeds.

  It is may intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets. I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

  _________________________________________________     [_][_] [_][_] [_][_]
  Contract Owner/Trustee signature and title            Month   Day   Year

  ___________________________________________________   [_][_] [_][_] [_][_]
  Co-Owner/Trustee signature and title (if applicable)   Month   Day   Year

  _________________________________________________     [_][_] [_][_] [_][_]
  Irrevocable beneficiary signature (if applicable)     Month   Day   Year

================================================================================
4 Acceptance of Transfer (to be completed by the accepting company)

  Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life, attach a copy of this form to the check and send to the address below.

  ______________________________________________
  Authorized signature
  ______________________________________________ Date [_][_] [_][_] [_][_]
  Title                                               Month   Day   Year

  Mail to: Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348

  [8][0][0] [4][4][3]-[8][1][3][7]  ________________________________________
                                    New policy/contract number
================================================================================
  Send completed application and this form to your investment dealer's home office or to:

                                       By Express Mail:
  Lincoln Life                         Lincoln Life
  P.O. Box 2348                        Attention: American Legacy Operations
  Fort Wayne, IN 46801-2348            1300 South Clinton Street
                                       Fort Wayne, IN 46802

American Legacy III
Request for 1035 Exchange (Nonqualified)
================================================================================
Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a
                 1035 exchange:
                  1. This form, "Request for 1035 Exchange (Nonqualified)"
                  2. Old policy/contract, to be exchanged (if lost, please
                     indicate in section 2 below)
                  3. State replacement form (if required by the state)
                  4. American Legacy Variable Annuity Application
================================================================================
1  Surrendering Company Information

   ____________________________________________ [_][_][_] [_][_][_]-[_][_][_][_]
   Surrendering Insurance company               Telephone number

   ________________________________ ____________________________________________
   Address                          City                  State        ZIP
================================================================================
2  Policy/Contract Information

   ____________________________________________
   Policy/contract number

   Transfer the proceeds:   [_] Immediately   [_] When indicated (date must be
                                                 within 30 days):
                                                 [_][_] [_][_] [_][_]
                                                 Month   Day   Year

   The policy/contract is:
   [_] Enclosed

   [_] Lost or destroyed (I certify that the policy/contract has been lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Owner name                      Social Security Number        Tax ID number

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Joint owner name                Social Security Number        Tax ID number

   __________________________      [_][_][_]-[_][_]-[_][_][_][_] _____________
   Annuitant name(s)               Social Security Number        Tax ID number
================================================================================
3  Accepting Company Information

   Lincoln Life
   ____________________________________________ [8][0][0] [4][4][3]-[8][1][3][7]
   Accepting Insurance company                  Telephone number

   P.O. Box 2348                     Fort Wayne           IN         46801-2348
   ________________________________ ____________________________________________
   Address                          City                  State        ZIP
================================================================================
4  Signatures

   I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue Code. I understand that if the Accepting Insurance Company underwrites and issues a new life Insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

   I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life Insurance or annuity policy/contract.

   I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the Accepting Insurance Company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

   Signed at ___________________________this__________day of ____________19_____
                      City

   ____________________________________  _______________________________________
   Owner signature                       Joint owner or spousal (if community
                                         property) signature

   ____________________________________  _______________________________________
   Insured signature (life only)         Irrevocable beneficiary signature
================================================================================
5  Acceptance of Assignment
   The Accepting Insurance Company, as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

   ____________________________________  _______________________________________
   Authorized signature                  Title

   Date [_][_] [_][_] [_][_]
        Month   Day   Year

   _____________________________________________________________________________
   New policy/contract number
================================================================================
Send completed application and this form to your investment dealer's home office or to:

                                       By Express Mail:
   Lincoln Life                        Lincoln Life
   P.O. Box 2348                       Attention: American Legacy Operations
   Fort Wayne, IN 46801-2348           1300 South Clinton Street
                                       Fort Wayne, IN 46802